Lincoln National Variable Annuity Fund A (Group)
  (Registrant)

The Lincoln National Life Insurance Company
  (Insurance Company)


Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of Lincoln National Variable Annuity Fund A (Group) dated May 1, 2007. You may obtain a copy of the Fund A (Group) prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.



Table of Contents




Item                                              Page
Special Terms                                    B-2
Investment Objectives and Policies of the Fund   B-2
Managers and Officers                            B-2
Proxy Voting Policies and Procedures             B-5
Investment Advisory and Related Services         B-6
Portfolio Managers                               B-6
Portfolio Transactions and Brokerage             B-6
Purchase and Pricing of Securities Being
Offered                                          B-7


Item                                              Page
Other Services                                   B-8
Principal Underwriter                            B-9
Determination of Accumulation Unit Value         B-9
Financial Statements                             B-9
Appendix A                                       B-10
Appendix B                                       B-11

This SAI is not a prospectus.
The date of this SAI is July 2, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Investment Objectives and Policies of the Fund

Portfolio Holdings Disclosure
The fund's board of managers has adopted policies and procedures designed to ensure that disclosure of information regarding the fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Fund vice president or the vice president's designees will make shareholder reports containing the fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A fund vice president or the vice president's designees may provide the fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the fund in their products ("Insurance Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the fund. The Insurance Company may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A vice president of the fund or the vice president's designees may provide other portfolio information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign confidentiality agreements acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information to the fund. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the fund to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.

A fund vice president or the vice president's designees may also provide portfolio holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but are not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the nonpublic information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the fund. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after SEC filings are made. Currently, the fund has no such arrangements with any third party.

A fund vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the fund's investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the fund; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The fund will disclose its portfolio holdings in public SEC filings. The fund's board of managers also may, on a case-by-case basis, authorize disclosure of the fund's portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, its investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the fund's portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the fund's prospectus and/or SAI.

The fund's board of managers exercises oversight of these policies and procedures. In this regard, fund management will inform the managers if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the fund's investment adviser and other fund affiliates, on the other. Moreover, the fund's Chief Compliance Officer will address the operation of the fund's procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.



Managers and Officers
The board of managers oversees the management of the Fund and elects its officers. The members of the board of managers (the "managers") have the power to amend the bylaws of the Fund, and to exercise all the powers of the Fund except those granted to the contractowners. The managers hold their position until their successors are elected and qualify. The Fund's officers are re-elected annually and are responsible for the day-to-day operations of the Fund. Information pertaining to the managers and executive officers of the Fund is set forth below. Managers that are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Managers." Managers who are not interested persons are referred to as Independent Managers.

As used herein, the terms "Fund Complex" and "Family of Investment Companies" include thirty-one Lincoln VIP Funds and Lincoln National Variable Annuity Fund A.


Interested Managers

                           Position(s)        Term of Office
Name, Address and           Held With         and Length of
Date of Birth                the Fund          Time Served
------------------------ --------------- -----------------------
Kelly D. Clevenger*      Chairman, and   Chairman since August
1300 S. Clinton Street   Manager         1995; Manager since
Fort Wayne, IN 46802                     November 1994
YOB: 1952



                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex             Other Board
Name, Address and                 During Past           Overseen by           Memberships
Date of Birth                      Five Years             Manager           Held by Manager
------------------------ ----------------------------- ------------- ----------------------------
Kelly D. Clevenger*      Vice President, The Lincoln        32       Lincoln Retirement Services
1300 S. Clinton Street   National Life Insurance                     Company, LLC
Fort Wayne, IN 46802     Company; Executive Vice
YOB: 1952                President, Lincoln
                         Retirement Services
                         Company, LLC

* Kelly D. Clevenger, currently Chairman and President of the Fund, is an interested person of the Fund by reason of his being an officer of Lincoln Life.



Independent Managers


                          Position(s)      Term of Office
Name, Address and          Held With        and Length of
Date of Birth               the Fund         Time Served
------------------------ ------------- ----------------------
Nancy L. Frisby          Manager       Manager since April
1300 S. Clinton Street                 1992
Fort Wayne, IN 46802
YOB: 1941
Gary D. Lemon            Advisory      Advisory Manager
1300 S. Clinton Street   Manager*      since November 2004
Fort Wayne, IN 46802
YOB: 1948
Kenneth G. Stella        Manager       Manager since
1300 S. Clinton Street                 February 1998
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Manager       Manager since August
1300 S. Clinton Street                 2004
Fort Wayne, IN 46802
YOB: 1943



                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex             Other Board
Name, Address and                 During Past           Overseen by           Memberships
Date of Birth                      Five Years             Manager           Held by Manager
------------------------ ----------------------------- ------------- ----------------------------
Nancy L. Frisby          Senior Vice President and          32       N/A
1300 S. Clinton Street   Chief Financial Officer,
Fort Wayne, IN 46802     Desoto Memorial Hospital;
YOB: 1941                formerly Chief Financial
                         Officer, Bascom Palmer Eye
                         Institute, University of
                         Miami School of Medicine.
Gary D. Lemon            Professor of Economics,            32       N/A
1300 S. Clinton Street   DePauw University
Fort Wayne, IN 46802
YOB: 1948
Kenneth G. Stella        President, Indiana Hospital        32       First National Bank & Trust
1300 S. Clinton Street   & Health Association
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Retired Director, Blue &           32       Meridian Investment
1300 S. Clinton Street   Co., LLC (regional                          Advisors, Inc.
Fort Wayne, IN 46802     consulting and CPA firm)
YOB: 1943

*An Advisory Manager provides the Fund with information and advice about securities markets, political developments, economic and business factors and trends and provides other such advice as the Managers may request from time to time but shall not provide advice or make recommendations regarding the purchase or sale of securities. Each Advisory Manager will serve for such term as determined by the Board of Managers or until his or her earlier resignation or removal. An Advisory Manager: (a) does not have the powers of a Manager; (b) may not vote at meetings of the Managers; and (c) may not take part in the operation or governance of the Fund. An Advisory Manager who is not an "interested" person of the Fund shall receive the same compensation as an Independent Manager of the Fund.

                        Officers Who Are Not Managers


                             Position(s)          Term of Office
Name, Address and             Held With           and Length of
Date of Birth                 the Fund             Time Served
------------------------ ------------------ -------------------------
Kevin J. Adamson         Second Vice        Second Vice President
1300 S. Clinton Street   President          since May 2006
Fort Wayne, IN 46802
YOB: 1966
William P. Flory, Jr.    Chief Accounting   Chief Accounting
1300 S. Clinton Street   Officer            Officer since May 2006
Fort Wayne, IN 46802
YOB: 1961
Cynthia A. Rose          Secretary          Secretary since
1300 S. Clinton Street                      February 1995
Fort Wayne, IN 46802
YOB: 1954
Rise` C. M. Taylor       Vice President     Vice President since
1300 S. Clinton Street   and Treasurer      February 2003 and
Fort Wayne, IN 46802                        Treasurer since May
YOB: 1967                                   2006
John (Jack) A.           Chief              Chief Compliance
Weston                   Compliance         Officer as of May 2007.
One Granite Place        Officer
Concord, NH 46802
YOB: 1959



                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex       Other Board
Name, Address and                 During Past           Overseen by     Memberships
Date of Birth                      Five Years             Manager     Held by Manager
------------------------ ----------------------------- ------------- ----------------
Kevin J. Adamson         Second Vice President,             N/A      N/A
1300 S. Clinton Street   Director of Funds
Fort Wayne, IN 46802     Management, Lincoln Life;
YOB: 1966                formerly: Director of
                         Financial Operations, Swiss
                         Re/Lincoln Re (2000-
                         2003).
William P. Flory, Jr.    Second Vice President and          N/A      N/A
1300 S. Clinton Street   Director of Separate
Fort Wayne, IN 46802     Account Operations and
YOB: 1961                Mutual Fund
                         Administration. The Lincoln
                         National Life Insurance
                         Company; formerly,
                         Second Vice President and
                         Director of Corporate
                         Procurement and Assistant
                         Vice President of Separate
                         Account Operations and
                         Mutual Fund
                         Administration. The Lincoln
                         National Life Insurance
                         Company.
Cynthia A. Rose          Formerly Secretary and             N/A      N/A
1300 S. Clinton Street   Assistant Vice President,
Fort Wayne, IN 46802     The Lincoln National Life
YOB: 1954                Insurance Company.
Rise` C. M. Taylor       Vice President, The Lincoln        N/A      N/A
1300 S. Clinton Street   National Life Insurance
Fort Wayne, IN 46802     Company.
YOB: 1967
John (Jack) A.           Chief Compliance Officer,          N/A      N/A
Weston                   Jefferson Pilot Variable
One Granite Place        Fund, Inc and Jefferson
Concord, NH 46802        Pilot Investment Advisory
YOB: 1959                Corporation

Board Committees

The board of managers has established an Audit Committee, which is responsible for overseeing the Fund's financial reporting process on behalf of the board of managers and for reporting the result of their activities to the board. The Audit Committee will assist and act as a liaison with the board of managers in fulfilling the board's responsibility to contractowners of the Fund and others relating to oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the Fund. The members of the Audit Committee include all of the independent managers: Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. The Audit Committee met four times during the last fiscal year.

On February 23, 2004, the board of managers established a Nominating and Governance Committee consisting of all of the independent managers. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the board of managers. The Nominating and Governance Committee met four times during the last fiscal year. The Nominating and Governance Committee will accept shareholder manager nominations. Any such nominations should be sent to the Fund's Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company. The board does not have a valuation committee.

Ownership of Securities

As of December 31, 2006, the managers and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. As of December 31, 2006, the dollar range of equity securities owned beneficially by each manager in the Fund and in any registered investment companies overseen by the managers within the same family of investment companies as the Fund is as follows:


Interested Managers

                                                                         Aggregate Dollar Range of Equity
                                                                      Securities in All Registered Investment
                                                                         Companies Overseen by Manager in
Name of Manager       Dollar Range of Equity Securities in the Fund       Family of Investment Companies
-------------------- ----------------------------------------------- ----------------------------------------
Kelly D. Clevenger                         None                      $10,001-$50,000

Independent Managers


                                                                        Aggregate Dollar Range of Equity
                                                                     Securities in All Registered Investment
                                                                        Companies Overseen by Manager in
Name of Manager      Dollar Range of Equity Securities in the Fund       Family of Investment Companies
------------------- ----------------------------------------------- ----------------------------------------
Nancy L. Frisby                           None                                   Over $100,000
Gary D. Lemon                             None                      $ 10,001-$50,000
Kenneth G. Stella                         None                      $50,001-$100,000
David H. Windley                          None                      $50,001-$100,000

No Independent Manager, nor any of his or her immediate family members, owned securities beneficially or of record in the Company, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company. Further, during the two most recently completed calendar years, no Independent Manager, nor any of his or her immediate family members, held any direct or indirect interest or relationship, the value of which exceeds $60,000, in or with the Company, or in or with any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company.


Remuneration of Certain Affiliated Persons

No manager or officer of the Fund received from the Fund compensation in excess of $60,000 for the most recently completed fiscal year. Lincoln Life pays all expenses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).


Code of Ethics

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of a Code of Ethics that has been adopted by the Fund's board of managers. Access Persons are required to follow the guidelines established by the Fund's Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's adviser, sub-adviser and principal underwriter, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of the Fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. The Fund's board of managers is required to review and approve the Codes of Ethics for its adviser, sub-adviser and principal underwriter.

The Codes of Ethics for the Fund, adviser, sub-adviser and principal underwriter can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. The hours of operation of the Public Reference Room are available by calling 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies are also available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.


Control of the Fund

The Insurance Company held of record more than 25% of the Fund's outstanding units.



Proxy Voting Policies and Procedures
The board of managers has delegated to the Fund's sub-adviser the responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the sub-adviser's proxy voting policies and procedures. A summary of the proxy voting policies and procedures to be followed by the Fund and the sub-adviser on behalf of the Fund, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http:// www.sec.gov.



Investment Advisory and Related Services
This information is disclosed in the Prospectus.


Portfolio Managers
Information regarding each portfolio manager's other accounts managed, material conflicts of interests, compensation, and any ownership of securities of the Fund is attached hereto as Appendix B.



Portfolio Transactions and Brokerage
The sub-adviser places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The sub-adviser will customarily deal with principal market makers in purchasing over-the-counter securities. In the allocation of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services - so long as there is no sacrifice in getting the best price and execution.

Consistent with the policy of seeking best price and execution for the transaction size and the risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the sub-adviser considers each firm's financial responsibility and reputation, range and quality of the service made available to the fund and the broker's or dealer's professional services, including execution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the sub-adviser. In accordance with this policy, the sub-adviser does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.

Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the sub-adviser provides investment advice (including affiliates of the sub-adviser). On occasions when the sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the sub-adviser, the sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the Fund. In some instances, the procedures may impact the price and size of the position obtainable for the Fund.

The sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the sub-adviser's clients; in addition, the sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2006, the sub-adviser directed transactions totaling approximately $35,542,018 to these brokers and paid commissions of approximately $41,920 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the sub-adviser's clients and not solely or necessarily for the benefit of the Fund. The sub-adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee payable to the adviser or the sub-adviser by an amount that might be attributable to the value of such services.

The Fund paid brokerage fees of $48,948 in 2006; $37,918 in 2005; and $85,728 in 2004.


No Commission to Finance Distribution

The 1940 Act permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund units. Accordingly, the Fund maintains, among other policies, a policy that prohibits it from directing to a broker-dealer in consideration for the promotion or sale of Fund units: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Fund has also established other policies and procedures designed to ensure that its brokerage commissions are not used to finance the distribution of Fund units.

Commission Recapture Program

The Fund has entered into a commission recapture program with Russell, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements of the Fund. If DMC, the sub-adviser, does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. The board of managers, with the assistance of Russell, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Fund to participate, or continue to participate, in the commission recapture program.



Purchase and Pricing of Securities Being Offered

Offering to Public; Sales Load
This information is disclosed in the Prospectus.


General Formulas for Determining Value of the Accumulation Unit

The following formulas set out in general terms the computation of the Accumulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.



                               Investment Income + Capital Gains - Capital Losses -
                                         Taxes
Gross Investment Rate     =
                               Value of Fund at Beginningof Valuation Period
Net Investment Rate       =   Gross Investment Rate - .0000363 (for a one day Valuation
                              Period)
Net Investment Factor     =   Net Investment Rate + 1.00000000
                              Accumulation Unit Value
Accumulation Unit Value   =                                 x   Net Investment Factor
                              on Preceding Valuation Date

Calculation of Accumulation Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net unrealized capital gains were $6,000 and the net realized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).

The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces .14%
(.0014). The net investment rate for the valuation period is determined by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.

The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.



General Formulas for Determining Dollar Amount of Annuity Payments




                                                             Dollar Amount of First Monthly Payment
Number of Annuity Units   =
                                                 Annuity Unit Value on Date of First Payment
                              Value of Annuity Unit         Factor to                 Net Investment Factor
Annuity Unit Value        =   on Preceding              x   Neutralize            x   for 14th Day Preceding
                              Valuation Date                AIR                       Current Valuation Date
Dollar Amount of                                            Annuity Unit Value
Second and Subsequent     =   Number of Annuity Units   x   for Period in which
Annuity Payment                                             Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a contractowner or participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the contractowner or participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1.000 of value applies; the contractowner's or participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.

Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be
206.064. The value of this same number of Annuity Units will be paid in each subsequent month.

Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity payment is due is 1.0019. Multiplying this factor by .99990575 (for a one day valuation period) to neutralize the assumed investment rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a result of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation period of $1.10699515.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value of 206.064 times $1.10699515, which produces a current monthly payment of $228.11.



Other Services

Custodian
This information is disclosed in the Prospectus.


Independent Registered Public Accounting Firm

The financial statements of the Fund, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary, Jefferson-Pilot Life Insurance Company and Subsidiary, and The Lincoln National Life Insurance Company, as well as the supplemental consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties responsible to the Fund or the Company. For example, some books, records and other documents are maintained by DMC, the sub-adviser, and the Fund's custodian, Mellon Bank, N.A. Some books, records, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc. (One Commerce Square, 2005 Market Street, Philadelphia, PA 19103), who have entered into an agreement to provide certain accounting services to the Fund. No separate charge against the assets of the Fund is made by the Company for these services.

Principal Underwriter
Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter for the variable annuity contracts as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Financial Advisors Corporation ("LFA") will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.

The Company offers the contracts to the public on a continuous basis. The Company anticipates continuing to accept payments under the contracts, but reserves the right to discontinue accepting such payments. The contracts are no longer being sold. The Company paid approximately $462,251 in 2006; $35,892 in 2005; and $41,044 in 2004 as sales compensation with respect to the contracts. The Company did not retain any underwriting commissions from the sale of the variable annuity contracts during the past three fiscal years.



Determination of Accumulation Unit Value
A description of the days on which the Fund's accumulation unit values will be determined is given in the Prospectus. The New York Stock Exchange is generally closed on New Year's Day, Martin Luther King's birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also be closed on other days.



Financial Statements
Financial statements of the Fund, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary, Jefferson-Pilot Life Insurance Company and Subsidiary, and The Lincoln National Life Insurance Company, as well as the supplemental consolidated financial statements of The Lincoln National Life Insurance Company, appear on the following pages.

Appendix A

Delaware Management Company
The Fund has formally delegated to the manager the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the manager will vote such proxies pursuant to its Proxy Voting Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interest of the Fund.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other clients of the Manager and vote proxies generally in accordance with the procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Fund's website at delawareinvestment.com: and (ii) on the SEC's website at http:www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote reincorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Appendix B


Portfolio Managers
The following provides information regarding each portfolio managers' other accounts managed, material conflicts of interests, compensation, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers against one another. Each portfolio manager may be affected by different conflicts of interest.


Other Accounts Managed

The following table provides information about other accounts for which each portfolio manager was primarily responsible as of December 31, 2006:


                                                      Registered                    Other Pooled
                                                 Investment Companies           Investment Vehicles
                                            ------------------------------ ------------------------------
                                             Number of   Total Assets* in   Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts      Accounts     the Accounts
------------------------------------------- ----------- ------------------ ----------- ------------------
Delaware Management
Christopher Adams .........................     5             3,800            1            14,300
Francis Morris ............................     5             3,800            1            14,300
Michael Morris ............................     5             3,800            1            14,300
Donald Padilla ............................     5             3,800            1            14,300



                                                   Other Accounts
                                            -----------------------------
                                             Number of   Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager     Accounts     the Accounts
------------------------------------------- ----------- -----------------
Delaware Management
Christopher Adams .........................     14            1,200
Francis Morris ............................     14            1,200
Michael Morris ............................     14            1,200
Donald Padilla ............................     14            1,200

                                 * in millions of dollars


Other Accounts Managed with Performance-Based Advisory Fees

The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2006:


                                                  Number of Accounts
Adviser/Sub-Adviser and Portfolio Managers       With Incentive Fees      Total Assets
--------------------------------------------    ---------------------    -------------
Delaware Management Company (Francis X.                  0                     0
 Morris, Christopher S. Adams, Michael S.
 Morris, Donald G. Padilla)

Material Conflicts of Interest

Certain other accounts may at times place trades that are in direct conflict with the investment strategies and trades of other accounts. This conflict of interest may cause the market prices of the securities held by the other accounts to be adversely affected. This may occur for instance, when DMC places conflicting buy and sell orders in the same security. This presents a conflict of interest which potentially could disadvantage other accounts of DMC. DMC endeavors to invest in initial public offerings of equity securities ("IPO") in a manner that is fair and reasonable for all its clients

Registrant may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant and will result in best execution. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts. Although it is recognized that, in some cases, joint execution of orders and/or random allocation of small orders could adversely affect the price or volume of the security that a particular account may obtain, it is the opinion of the Registrant that the advantages of combined orders or random allocation based on size outweigh the possible disadvantages of separate transactions.


Compensation Structures and Methods

Each portfolio manager's compensation consists of the following:


Base Salary

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus

Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's revenue minus any direct expenses (expenses associated with product and investment management team). The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Core Equity Teams.
The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is alloted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups. Performance is measured as a result of one's standing in the Lipper peer groups on a one-year and three-year basis. Three year performance is weighted more heavily and there is not objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Deferred Compensation
Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan
Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. Stock Option Plan an unqualified plan, or may be awarded performance shares in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by Delaware at its full discretion.

Other Compensation
Portfolio managers may also participate in benefit plans and programs available generally to all employees.


Beneficial Interest of Portfolio Managers

Information regarding securities of the Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of the Fund, a portfolio manager would need to own a Lincoln Life variable annuity contract. Portfolio Managers are not required to own securities of the Fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.

As of the Fund's fiscal year ended December 31, 2006, no portfolio manager of the Fund beneficially owned securities of the Fund.